Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

24.  Subsequent Events

Beginning in January 2020, the emergence and wide spread of the novel Coronavirus ("COVID-19") has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere.

Substantially all of the Group's revenues and workforce are concentrated in China. Consequently, the COVID-19 outbreak as a pandemic may adversely affect the Group’s business operations, financial condition and operating results for 2020, including but not limited to negative impact to the Group's total revenues and downward adjustments or impairment to the Group's non-current assets. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related impact on the overall financial performance and outlook in 2020 cannot be reasonably estimated at this time.

On March 31, 2020, the Company announced that certain long-term investors have agreed to purchase through a private placement a total of US$1.1 billion of newly issued Class A ordinary shares of the company, representing approximately 2.8% of the company's total outstanding shares. The transaction was closed in early April 2020.

In April 2020, the Group entered into a subscription agreement in relation to the subscription of US$200 million convertible bonds issued by a third party listed on the Hong Kong Exchange. The convertible bonds bear interests at the coupon rate of 5% per annum with the maturity date falling on the third anniversary of the issue date, which may be extended to the fifth anniversary of the issue date at the election of the Group.